UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 10, 2018

Central Index Key Number of the issuing entity: 0001722194

Benchmark 2018-B1 Mortgage Trust

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541294

German American Capital Corporation

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-206705-12	04-3310019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Wall Street, New York, New York	10005
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 250-2500

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[   ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 31, 2018, Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”) caused the issuance of the Benchmark 2018-B1 Mortgage Trust (“Issuing Entity”) Commercial Mortgage Pass-Through Certificates, Series 2018-B1 (the “Certificates”), pursuant to the Pooling and Servicing Agreement, dated as of January 1, 2018 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

One mortgage loan, secured by the mortgaged property identified as “Atrium Center” on Exhibit B to the Pooling and Servicing Agreement (the “Atrium Center Mortgage Loan”), is an asset of the Issuing Entity and part of a whole loan (the “Atrium Center Whole Loan”) that includes the Atrium Center Mortgage Loan and two pari passu promissory notes (the “Atrium Center Pari Passu Companion Loans”) that are not assets of the Issuing Entity. One mortgage loan, secured by the mortgaged property identified as “Marriott Charlotte City Center” on Exhibit B to the Pooling and Servicing Agreement (the “Marriott Charlotte City Center Mortgage Loan” and, together with the Atrium Center Mortgage Loan, the “Servicing Shift Mortgage Loans”), is an asset of the Issuing Entity and part of a whole loan (the “Marriott Charlotte City Center Whole Loan” and, together with the Atrium Center Whole Loan, the “Servicing Shift Whole Loans”) that includes the Marriott Charlotte City Center Mortgage Loan and two pari passu promissory notes (the “Marriott Charlotte City Center Pari Passu Companion Loans”) that are not assets of the Issuing Entity. Each of the Atrium Center Pari Passu Companion Loans and the Marriott Charlotte City Center Pari Passu Companion Loans are referred to as a “Pari Passu Companion Loan”. The Pooling and Servicing Agreement provides that each Servicing Shift Whole Loan will be serviced and administered (i) until the securitization of the related controlling Pari Passu Companion Loan, under the Pooling and Servicing Agreement and (ii) from and after the securitization of the related controlling Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

The controlling Pari Passu Companion Loan related to each of the Servicing Shift Whole Loans was securitized on April 10, 2018 in connection with the issuance of a series of mortgage pass-through certificates entitled Benchmark 2018-B3 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-B3. Consequently, the Servicing Shift Mortgage Loans are being serviced and administered under the pooling and servicing agreement entered into in connection with such securitization, dated as of April 1, 2018 (the “Benchmark 2018-B3 PSA”), between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer (in such capacity, the “Non-Serviced Master Servicer”), and as special servicer (in such capacity, the “Non-Serviced Special Servicer”), Citibank, N.A., as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. The Benchmark 2018-B3 PSA is attached hereto as Exhibit 99.1.

The servicing terms of the Benchmark 2018-B3 PSA are substantially similar to the servicing terms of the Pooling and Servicing Agreement applicable to the Serviced Mortgage Loans; however, the servicing arrangements under such agreements differ in certain respects, including the items set forth under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the prospectus relating to the Certificates, dated January 22, 2018 (the “Prospectus”), and the following:

•             The Non-Serviced Master Servicer will earn a primary servicing fee with respect to each Servicing Shift Mortgage Loan that is to be calculated at 0.0025% per annum.

•             Upon any Servicing Shift Mortgage Loan becoming a specially serviced loan under the Benchmark 2018-B3 PSA, the Non-Serviced Special Servicer will earn a special servicing fee payable monthly with respect to such mortgage loan accruing at a rate equal to 0.25% per annum, until such time as such mortgage loan is no longer specially serviced. The special servicing fee is subject to a minimum fee of $3,500.

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•             The Non-Serviced Special Servicer will be entitled to a workout fee equal to 1.0% of each payment of principal and interest (other than default interest) made by the related borrower after a workout. The workout fee is subject to a minimum fee of $25,000 and a $1,000,000 fee cap.

•           The Non-Serviced Special Servicer will be entitled to a liquidation fee equal to 1.0% of net liquidation proceeds received in connection with a liquidation. The liquidation fee is subject to a minimum fee of $25,000 and a $1,000,000 fee cap.

•             There is no risk retention consultation party under the Benchmark 2018-B3 PSA.

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Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

99.1       Pooling and Servicing Agreement, dated as of April 1, 2018, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Citibank, N.A., as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION

By: /s/ Matt Smith
Name: Matt Smith
Title: Director

By: /s/ Natalie Grainger
Name: Natalie Grainger
Title: Director

Dated: April 16, 2018

Benchmark 2018-B1 – 8-K (Benchmark 2018-B3 Servicing Shift)

Exhibit Index

Exhibit No.	Description
99.1	Pooling and Servicing Agreement, dated as of April 1, 2018, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Citibank, N.A., as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

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